Exhibit 99.1

April 2007 Overview of Recent Events

Management Participants Doug Miller Chairman and CEO Steve Smith Vice Chairman and President Doug Ramsey Vice President and CFO Hal Hickey Vice President and COO Mark Wilson Vice President and CAO Paul Rudnicki Vice President

Agenda Introduction Doug Miller Forward Looking Statement Doug Ramsey Transaction Overview Doug Miller Steve Smith Vernon Asset Overview Hal Hickey First Quarter Update Paul Rudnicki Questions and Answers All Management Participants

Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • future capital requirements and availability of financing; • estimates of reserves; • geological concentration of our reserves; • risks associated with drilling and operating wells; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • competition; • litigation; • general economic conditions; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts; • hedging decisions, including whether or not to enter into derivative financial instruments; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire

Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Report on Form 10-K for the year ended December 31, 2006. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable,” “possible” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers.

Transaction Overview

Transaction Overview On March 30, 2007, EXCO Resources, Inc. (“EXCO”), through subsidiaries of EXCO Partners, LP (“EXCO Partners”), closed the previously announced purchase of the Vernon and Ansley Fields in North Louisiana from Anadarko Petroleum Corporation and Anadarko Gathering Company (“Anadarko”) $1.5 billion after contractual adjustments and subject to further post-closing adjustments Production primarily from Lower Cotton Valley formation in Jackson Parish, North Louisiana Additional potential horizons located in Upper Cotton Valley, Hosston, Calvin, and Bossier formations

Transaction Overview Preliminary purchase price allocation: $1.3 billion to proved reserves $60 million to unproved reserves and acreage $135 million to associated gathering assets Reserves evaluated 456 Bcfe of proved reserves 93% proved developed 133 Bcfe of probable and possible reserves Purchase price metrics $2.95 per proved Mcfe $3.01 per proved Mcfe including future development capital $2.38 per Mcfe for proved, probable and possible reserves $2.95 per Mcfe for all reserves including all future development capital EXCO Partners also assumed hedges Anadarko entered into in December 2006 on our behalf at near current market prices Financing on March 30, 2007: EXCO closed a $2.0 billion private placement of its Preferred Stock EXCO Partners’ subsidiary, EXCO Partners Operating Partnership, LP (“EPOP”), entered into an Amended and Restated Credit Agreement with initial borrowing base of $1.3 billion

Preferred Stock Overview On March 30, 2007, EXCO issued $2.0 billion of Preferred Stock $390.0 million of 7% Cumulative Convertible Perpetual Preferred Stock Convertible into EXCO Common Stock at $19.00 per share Four board seats (two on March 30, 2007, two more upon receipt of shareholder approval necessary to remove certain restrictions contained in Hybrid Preferred to become Convertible Preferred) 7% cash pay dividend or 9% if added to liquidation preference (9% cash dividend only after March 30, 2013) Forced call if Common Stock price over 20 trading day period exceeds; $33.25 per share through March 2009 $28.50 per share from March 2009 through March 2011, and $23.75 per share any time after March 2011 Vote with Common Stock on as converted basis on matters other than election of directors $1.61 billion of Hybrid Preferred Stock Not convertible until shareholder approval obtained 11% dividend until shareholder approval After shareholder approval, dividend, voting and other rights same as 7% Convertible Preferred Stock

Preferred Stock Overview Initial tranches driven by NYSE shareholder rules requiring shareholder approval to issue more than 20% of outstanding common stock EXCO will file proxy statement to approve the issuance of an additional $1.61 billion of 7% Convertible Preferred Stock Shareholder meeting expected in Q3 2007 If approved, $2.0 billion of 7% Convertible Preferred Stock and Hybrid Preferred Stock would ultimately be convertible into 105.3 million shares of EXCO Common Stock

Preferred Stock Use of proceeds - EXCO Use of proceeds $1.67 billion contributed to EXCO Partners $320.0 million to repay a portion of EXCO’s outstanding revolver debt $10 million for fees and expenses EXCO Sources and Uses (In millions ) Sources: Uses: Preferred Stock $ 2,000 Contribution to EXCO Partners $1,670 Cash on hand 32 Repayment of a portion of EXCO’s R/C Facility 352 Fees and expenses 10 $2,032 uses $2, 032 Total Total sources

Preferred Stock Use of Proceeds – EXCO Partners EXCO Partners entered into an Amended and Restated Credit Agreement Initial revolving borrowing base of $1.3 billion Interest rate based on utilization rates, LIBOR plus 100 – 175 bps Initial borrowings of $1.1 billion at LIBOR plus 150 bps EXCO Partners Sou rces and Uses (In millions ) Sources: Uses: Contribution from EXCO $ 1,670 Purchase of Vernon/Ansley fields (net of deposit) $1, 487 Deposit contributed from EXCO 80 Repay borrowings under existing R/C Facility 674 Borrowings un der R/C Facility 1,100 Accrued interest 9 Repay Senior Term Notes 650 Senior Term Notes prepayment premium 13 Fees and expenses 17 $2 ,850 uses $2, 850 Total Total sources

Pro Forma Capitalization (1) Includes $129 million of proceeds from Wattenberg sale (2) Does not include unamortized bond premium Pro Forma Capitalization (as of 12/31/06) EXCO Partners (Dollars in Millions ) EXCO Pro Forma Pro Forma Consolidated Pro Forma Cash (1) $ 148 $ 3 $ 151 R/C Facility $ 55 $ 1,100 $ 1, 155 Senior Notes due 2011 (2) 445 - 445 Total Debt $ 5 00 $ 1, 10 0 $ 1,6 00 Convertible Preferred Stock 390 - 390 Straight Preferred Stock 1,610 - 1,6 1 0 Common Equity 1,18 0 2,142 1,180 Total Equity $ 3,180 $ 2,142 $ 3,180 Total Capitalization $ 3, 6 80 $ 3,24 2 $ 4,780

Vernon Overview

Vernon Field Current Snapshot Net Production 16 0.0 M mcfe/d 1 59 . 5 Mmcf/d gas 78 Bbls/d oil Reserves (1) , Bcfe 4 56 ( 93 % PD, 99.7 % gas) 5 89 Reserve Life (2) 7.8 years Drilling Locations 21 ( 15 proved) Approximate Net Acreage 66 ,000 net acres Well Coun t 360 gross ( 96 % operated) Employees 33 field personnel Total Proved (1) Proved, Probable and Possible reserves as of 04/01/07 with NYMEX 03/29/07 strip pricing (2) Based upon Proved reserves as of 04/01/07 and current net production annualized

Vernon Field Drilling Program Maintain 2 rig drilling program through August; evaluate program thereafter Originally planned to drill 8 wells in 2007; likely to increase to 12 or more Maintain 4 pulling units and 1 snubbing unit doing completions, workovers, refracs, cleanouts, etc. Plan to use cash flow from Vernon to accelerate drilling in other areas, particularly at Holly/Caspiana in DeSoto Parish, LA. Now plan to increase rigs in the Winchester area from 5 to 8 by the end of the 2nd quarter.

Vernon Gathering and Treating System Overview Currently transporting 238 Mmcf/d gross of natural gas 180 miles of gathering lines (3” – 16” sizes) Five market outlets (Regency, Pan Energy, Tennessee, two Gulf South outlets) Recently added field compression (30,000+ horsepower), reducing gathering system pressure from 1,050 psi to 350 psi Own and operate 180 Mmcf/d “Caney Lake” treating facility Removes CO2, H2S, and water Own and operate 200 Mmcf/d “North Plant” dehydration facility Gathering revenues - $0.20 to $0.25 per Mcf Annual operating expense - $7 to $10 million

Total consolidated proved reserves(1) (3) = 1,706 Bcfe Total 3P reserves(1)(2) (3) = 2,486 Bcfe Note: Total pro forma production as of March 2007 was approximately 350 Mmcfe/d; numbers may not add due to rounding Consolidated Reserve Base with Vernon 459.5 Bcfe Proved (27%) 566.8 Bcfe Total (23%) 43.0 Mmcfe/d (12%) 1,027.5 Bcfe Proved (60%) 1,489.9 Bcfe Total (60%) 260.0 Mmcfe/d (74%) 95.3 Bcfe Proved (6%) 226.6 Bcfe Total (9%) 16.4 Mmcfe/d (5%) 3.2 Bcfe Proved (<1%) 10.2 Bcfe Total (<1%) 1.0 Mmcfe/d (1%) 15.8 Bcfe Proved (1%) 32.2 Bcfe Total (1%) 3.2 Mmcfe/d (1%) 105.1 Bcfe Proved (6%) 160.1 Bcfe Total (7%) 26.4 Mmcfe/d (7%) (1) Proved reserves as of December 31,2006 w/ $8 gas and $60 oil pricing including Vernon reserves as of April 1, 2007 with NYMEX 03/29/07 strip pricing (2) Includes Proved, Probable and Possible reserves as of December 31,2006 w/ $8 gas and $60 oil pricing including Vernon reserves as of April 1, 2007 with NYMEX 03/29/07 strip pricing (3) Does not include Wattenberg assets, which were sold in January, 2007

Consolidated Current Snapshot with Vernon (1) Proved, Probable and Possible reserves as of 12/3/2006 with $8.00/Mcf gas and $60.00/Bbl oil pricing including Vernon reserves as of April 1, 2007 with NYMEX 03/29/07 strip pricing (2) Based upon Proved reserves as of 12/31/2006 and current net production annualized Net Production 35 0 .0 Mmcfe/d 333.3 Mmcf/d gas 2,780 Bbls/d oil Reserves (1) , Bcfe 1,706 (70 % PD, 95 % gas) 2,486 Reserve Life (2) 13.4 years Drilling Locations 5, 358 (2,976 proved) Approximate Net Acreage 1,342 ,000 net ac res Well Count 9 , 340 gross ( 90 % operated) 7 , 925 net Gathering Lines 3,050 miles Pipelines 70 miles Total Proved

Pending Acquisition Anadarko Southern Gas Package $860 million acquisition of certain Anadarko interests in the Mid-Continent, South Texas and Gulf Coast areas of Oklahoma and Texas Announced 2/2/07; effective date of 1/1/07 Reserves, Bcfe: Status: Signed PSA 2/1/07 Conducting due diligence Anticipate closing in Q2 2007 Mid - Continent South TX/Gulf Coast Total Proved Developed 234.4 74.0 308.4 Proved Undeveloped 116.5 30.8 147.3 350.9 104.8 455.7 Probable/Possible 21.8 123.7 145.5 Total Reserves 372.7 228.5 601.2 Total Proved

Pending Acquisition Anadarko Southern Gas Package Mid - Continent South Texas/Gulf Coast Net Daily Production (Mmcfe/d) 54.0 44.5 42.1 3 7.3 Oil (Bbls/d) 1,983 1,200 Average Net Interests 75% 63% 59% 49% Wells 1,062 267 440 79 Net Acreage 205,900 84,100 Drilling Locations 259 138 196 28 Proved Total Net Gross Net Revenue Interest Working Interest Natural Gas (Mmcfe/d)

Hedging Summary Consolidated with Acquired Vernon Derivatives (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl Q1 2007 11,880 $ 9.30 182 $ 70.03 Q2 2007 24,674 7.87 183 69.74 Q3 2007 24,868 7.88 185 69.40 Q4 2007 24,868 8.02 185 68.98 2008 81 , 570 8.41 327 62.67 2009 58,555 7.92 120 60. 80 2010 6,985 6.63 108 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 2 38 , 88 0 1, 290 Total Bcfe 246,620 $ 8.13

Hedging Summary Acquired Vernon Derivatives (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl Q2 2007 12,740 $ 7 .35 - $ - Q3 2007 12,880 7.35 - - Q4 2007 12,880 7.35 - - 2008 38,430 8.16 - - 2009 32,850 7.84 - - 2010 - - - - 2011 - - - - 2012 - - - - 2013 - - - - Total 1 09 , 7 80 - Total Bcfe 1 09 , 7 80 $ 7.7 8

First Quarter Update

First Quarter 2007 Update (1) Production lower than fourth quarter by 6 Mmcfe/d due to sale of Wattenberg. Remaining decrease mainly due to weather related curtailment in Appalachia and impact of reduced drilling in East Texas. Three additional rigs to be added to East Texas 1st half of May. (2) Cash G&A includes additional accounting and production systems conversion cost of approximately $1.0 million, $0.6 million increased costs due to Sarbanes-Oxley implementation and testing for 12/31/07 compliance date. (3) Includes $13.0 million of prepayment premium related to EXCO Partners’ Second Lien Notes, $3.0 million unamortized original issue discount, and up to $9.0 million of write off of deferred financing costs resulting from debt refinancing. Notes: Low High Production (1) : Oil - Mbbls 270 280 Gas - Mmcf 15,000 15,500 Mmcfe 16,620 17,180 Per Day - Mmcfe 185 191 Differentials to NYMEX : Oil per Bbl $ (4. 50 ) $ (4. 0 0) Gas per Mcf 90% 9 5 % Lease operating expense $19,000 $21,000 Produc tion tax r ate 8. 0% 8.5 % Interest income $2,000 $2,500 Midstream income $ 3,500 $ 4,000 DD&A rate per Mcfe $ 2. 80 $ 2. 9 0 Asset retirement obligation $ 1, 0 00 $ 1, 2 00 Cash G&A (2) $ 10, 0 00 $ 1 1 ,000 Non - cash stock comp $ 1, 7 00 $ 1, 9 00 I nterest expense $48,000 $50,000 Debt repayment and refinancing cost (3) $24,000 $25,000